Manager's Commentary

Market Review

The Greater China equity markets retreated slightly in September 2018 as the trade war with the United States escalated. The US administration imposed tariffs on an additional 200 billion US dollars ("USD") of Chinese goods - meaning that now more than half of the Chinese imports into the US carry new penalty tariffs - and China retaliated with new duties on 60 billion USD of US imports. In addition, economic data indicated that economic momentum in China was slowing. The Caixin-Markit purchasing index for the manufacturing sector hit a 14-month low in August 2018 while fixed-asset investment grew just 5.3% in the first eight months of the year, the lowest figure since at least 1995. Taiwan equities held up relatively well during September, helped by the steady performance of the semiconductor giant, Taiwan Semiconductor Manufacturing Co., Ltd..

Fund Review

The China Fund, Inc. (the "Fund") outperformed its benchmark in September. Stock selection within information technology and utilities, as well as overweight positions in energy helped with performance. In particular, the top two contributors were both oil companies - Petro China Co., Ltd. and China Oilfield Services Ltd. The Fund added to this sector over the past few months as we believe the previous bearish expectations on oil prices were already priced in and a pick up in the capital expenditure cycle by the major oil explorers should help lift the demand for oil service providers in particular. Another source of alpha came from utility operators with structural growth potential, including a natural gas distributor and a wind farm operator. The Fund added these companies when the market was ignoring them and chasing high growth last year. When sentiment turned more cautious in 2018, investors started to appreciate these growth utilities with sustainable growth profile and long term potential.

On the negative front, the Fund suffered from its positioning in Macau casino operators, including holdings in Galaxy Entertainment Group, Ltd. Share prices in these types of companies have been recently impacted by concerns over onshore liquidity in China as well as Renminbi weakness which could drag gaming revenue growth. However, data is still suggesting high single digits of gaming revenue growth while street expectations are revised lower. Valuations of select high quality names are also attractive.

Outlook

The recent deterioration in United States-China relations seems to suggest a multi-year "disengagement" between the two super powers, particularly on the trade front. This, combined with other macro drags, including Renminbi volatility and economic slowdown in China, means that earnings expectations will inevitably face some pressure. On the other hand, valuations of the market have come off significantly - since the January peak, MSCI China has seen a 24% contraction in price-to-earnings valuations.

In such an environment, we expect to see more policy stimulus from China, including both fiscal and monetary measures, to help offset most of the growth impact of tariffs. A recent cut in personal income taxes and select import tariffs should also help support domestic consumption in a time of uncertainty. The Fund's portfolio strategy, therefore, focuses primarily on domestic secular trends such as consumption upgrade, infrastructure spending and manufacturing upgrade. We have been taking profits from macro sensitive areas including banks as well as stocks with earnings downgrade potential, such as select technology companies.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$339.1
Median Market Cap (in billions)	$12.9
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 9/30/2018)
	Fund	Benchmark[1]
One Month	-0.19%	-0.79%
Three Month	-5.77%	-3.15%
One Year	-0.47%	1.52%
Three Year	10.11%	14.62%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 9/30/2018)	$21.56 / $19.60

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $20.29
High / Low Market Price	$24.70 / $18.71
Premium/Discount to NAV (as of 9/30/2018)	-9.09%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	24,724
Expense Ratio	1.49%

Fund Manager

Christina Chung,

CFA, CMA

Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 9/30/2018 | The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended September 30, 2018*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-0.19%	-5.77%	-7.98%	-0.47%	10.11%	7.03%	9.33%	10.10%
Market Price	-1.21%	-6.22%	-9.47%	-1.29%	12.53%	7.79%	8.79%	9.36%
MSCI Golden Dragon Index	-0.79%	-3.15%	-4.77%	1.52%	14.62%	8.64%	9.48%	—

Calendar Year Returns
	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at September 30, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Financials	23.52%	23.79%
Information Technology	17.23%	15.71%
Consumer Discretionary	12.10%	14.48%
Communication Services	8.76%	16.85%
Industrials	7.53%	5.93%
Energy	6.94%	3.74%
Real Estate	6.48%	7.76%
Consumer Staples	5.54%	2.61%
Utilities	4.02%	3.59%
Health Care	1.53%	1.95%
Materials	1.18%	3.58%
Other assets & liabilities	5.16%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	77.87%	76.86%
Hong Kong Red Chips	16.93%	8.86%
Hong Kong 'H' shares	23.00%	18.97%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	2.76%	1.49%
Other Hong Kong securities	35.18%	32.26%
Others	0.00%	15.28%
Taiwan	16.98%	23.14%
Other assets & liabilities	5.15%	0.00%

Top 10 Holdings
TAIWAN SEMIC CO LTD (Taiwan)	8.96%
CHINA CONSTRUCTION BANK CORP (China)	5.65%
TENCENT HOLDINGS LTD (China)	5.54%
AIA GROUP LTD (H.K.)	4.51%
PETROCHINA CO LTD (China)	4.07%
ALIBABA GROUP HOLDING LTD (China)	3.95%
PING AN INSURANCE (China)	3.70%
CHINA EVERBRIGHT INTL (China)	3.01%
HK EXCHANGES & CLEARING LTD (H.K.)	2.92%
SUN HUNG KAI PROPERTIES LTD (H.K.)	2.47%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	12.90	13.16
P/B Ratio	1.47	1.55
Issues in Portfolio	48	597
Foreign Holdings (%)	94.84	100.00
Other assets & liabilities (%)	5.16	0.00
Yield (%)	2.49	2.75

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 9/30/2018 | The China Fund, Inc.

Distribution History (10 Year)
Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/2008	12/22/2008	12/24/2008	1/23/2009	$5.81740	$0.48130	$5.33610	—
12/9/2009	12/22/2009	12/24/2009	12/29/2009	$0.25570	$0.25570	—	—
12/8/2010	12/21/2010	12/24/2010	12/29/2010	$2.27420	$0.37460	$1.89960	—
12/8/2011	12/21/2011	12/23/2011	12/29/2011	$2.99640	$0.17420	$2.82220	—
12/10/2012	12/20/2012	12/24/2012	12/28/2012	$3.25170	$0.34730	$2.90440	—
12/13/2013	12/19/2013	12/23/2013	12/27/2013	$3.31400	$0.43870	$2.87530	—
12/8/2014	12/18/2014	12/22/2014	1/5/2015	$3.76510	$0.29820	$3.46690	—
12/16/2015	12/23/2015	12/28/2015	1/6/2016	$1.49580	$0.21330	$0.84620	$0.43630
12/9/2016	12/19/2016	12/21/2016	1/5/2017	$0.46780	$0.46780	—	—
12/8/2017	12/18/2017	12/19/2017	1/4/2018	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 9/30/2018 | The China Fund, Inc.

Portfolio in Full
Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Financials					23.51
CHINA CONSTRUCTION BANK CORP	939	6.84	21,935,000	19,171,036	5.65
AIA GROUP LTD	1299	69.90	1,710,800	15,280,172	4.51
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	79.50	1,235,000	12,545,441	3.70
HONG KONG EXCHANGES & CLEARING LTD	388	224.00	346,200	9,908,934	2.92
CHINA MERCHANTS BANK CO LTD	3968	31.80	1,870,500	7,600,404	2.24
BOC HONG KONG HOLDINGS LTD	2388	37.20	1,471,500	6,994,474	2.06
FUBON FINANCIAL HOLDING CO LTD	2881	51.80	2,805,000	4,758,753	1.40
CATHAY FINANCIAL HOLDING CO LTD	2882	52.50	2,030,000	3,490,486	1.03
Information Technology					17.23
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	262.50	3,536,000	30,399,895	8.96
HON HAI PRECISION INDUSTRY CO LTD	2317	79.20	2,871,000	7,447,129	2.20
MEDIATEK INC	2454	246.50	669,000	5,400,992	1.59
DIGITAL CHINA HOLDINGS LTD	861	4.19	9,305,000	4,981,753	1.47
FOCUS MEDIA INFORMATION TE A	002027	8.51	2,760,666	3,414,421	1.01
ASM PACIFIC TECHNOLOGY LTD	522	79.70	309,400	3,150,870	0.93
GLOBALWAFERS CO LTD	6488	336.50	213,000	2,347,444	0.69
GOLDPAC GROUP LTD	3315	2.04	4,970,000	1,295,503	0.38
Consumer Discretionary					12.09
ALIBABA GROUP HOLDING LTD	BABA	164.76	81,351	13,403,391	3.95
GALAXY ENTERTAINMENT GROUP LTD	27	49.65	1,024,000	6,496,374	1.92
SHANGRI-LA ASIA LTD	69	11.64	3,110,000	4,625,569	1.36
QINGLING MOTORS CO LTD	1122	2.15	14,816,000	4,070,252	1.20
MGM CHINA HOLDINGS LTD	2282	12.40	2,305,200	3,652,432	1.08
CTRIP.COM INTERNATIONAL LTD	CTRP	37.17	84,376	3,136,256	0.92
BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD	1114	12.66	1,884,000	3,047,659	0.90
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP	EDU	74.01	34,958	2,587,242	0.76
Communication Services					8.77
TENCENT HOLDINGS LTD	700	323.20	454,700	18,777,948	5.54
CHINA UNICOM HONG KONG LTD	762	9.22	3,660,000	4,311,852	1.27
CHINA MOBILE LTD	941	77.15	356,500	3,514,369	1.04
BAIDU INC	BIDU	228.68	13,605	3,111,191	0.92
Industrials					7.53
CHINA EVERBRIGHT INTERNATIONAL LTD	257	6.76	11,811,221	10,202,188	3.01
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	8.27	6,912,000	7,304,005	2.15
QINGDAO PORT INTERNATIONAL CO LTD	6198	5.56	6,077,000	4,317,336	1.27
KING SLIDE WORKS CO LTD	2059	401.00	185,000	2,429,666	0.72
AIRTAC INTERNATIONAL GROUP	1590	299.00	133,000	1,302,427	0.38
Energy					6.94
PETROCHINA CO LTD	857	6.34	17,048,000	13,810,663	4.07
CHINA OILFIELD SERVICES LTD	2883	8.49	4,770,000	5,174,613	1.53
CHINA PETROLEUM & CHEMICAL CORP	386	7.84	4,552,000	4,560,056	1.34
Real Estate					6.48
SUN HUNG KAI PROPERTIES LTD	16	114.00	576,000	8,390,332	2.47
SWIRE PACIFIC LTD	19	85.75	523,000	5,730,436	1.69
CHINA OVERSEAS LAND & INVESTMENT LTD	688	24.50	1,622,000	5,077,720	1.50
COUNTRY GARDEN HOLDINGS CO LTD	2007	9.87	2,208,000	2,784,634	0.82
Consumer Staples					5.55
ANGEL YEAST CO LTD A	600298	29.49	1,384,200	5,932,631	1.75
CHINA MENGNIU DAIRY CO LTD	2319	26.05	1,627,000	5,415,607	1.60
WH GROUP LTD	288	5.51	5,726,000	4,031,390	1.19
VINDA INTERNATIONAL HOLDINGS LTD	3331	13.50	1,984,000	3,422,372	1.01
Utilities					4.02
BEIJING ENTERPRISES HOLDINGS LTD	392	43.90	1,229,000	6,893,952	2.03
CHINA LONGYUAN POWER GROUP CORP LTD	916	6.58	8,023,000	6,745,506	1.99

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 9/30/2018 | The China Fund, Inc.

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Health Care					1.53
CSPC PHARMACEUTICAL GROUP LTD	1093	16.62	2,436,000	5,173,210	1.53
Materials					1.17
TIANGONG INTERNATIONAL CO LTD	826	1.73	17,970,000	3,972,336	1.17

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY	FS-CHN-0918

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED